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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 28, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



    Delaware                      1-12387                         76-0515284
(State or other                 (Commission                  I.R.S. Employer of
jurisdiction of                 File Number)                    Incorporation
incorporation or                                             Identification No.)
 organization)




500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.05.      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         On October 28, 2004, Tenneco Automotive announced its plan to eliminate up to 250 salaried positions -- the majority at the middle and senior management levels -- from its worldwide work force as part of a global restructuring. The press release announcing this restructuring, which includes further information about the anticipated size and timing of this plan, is filed as Exhibit 99.1 to this Form 8-K and is is incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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99.1            Tenneco Automotive Inc.'s press release dated October 28, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TENNECO AUTOMOTIVE INC.


Date: October 29, 2004                    By:  /s/ Kenneth R. Trammell
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                                             Kenneth R. Trammell
                                             Senior Vice President and
                                             Chief Financial Officer